EIGHTH AMENDMENT TO CREDIT AGREEMENT

This EIGHTH AMENDMENT TO CREDIT AGREEMENT (the “Eighth Amendment”) dated September 30, 2009, is by and among LEAF FINANCIAL CORPORATION, a Delaware corporation (“LEAF Financial”), and LEAF FUNDING, INC., a Delaware corporation (“LEAF Funding” and together with LEAF Financial, each individually a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”), the various financial institutions and other Persons parties hereto (the “Lenders”), and National City Bank, as administrative agent and collateral agent for the Lenders (in such capacity, the “Agent”).

BACKGROUND

A.      Pursuant to that certain Credit Agreement dated July 31, 2006, by and among the Borrowers, the Lenders, and the Agent, as amended by a First Amendment dated August 14, 2006, a Second Amendment dated December 22, 2006, a Third Amendment dated March 14, 2007, a Fourth Amendment dated September 10, 2007, a Fifth Amendment dated September 28, 2007, a Sixth Amendment dated October 18, 2007 and a Seventh Amendment dated July 31, 2009 (as the same may be modified and amended from time to time, including by this Eighth Amendment, the “Credit Agreement”), the Lenders agreed, inter alia, to extend to the Borrowers a revolving credit facility in the maximum aggregate principal amount of $150,000,000.

B.      The Borrowers have requested an amendment to the Credit Agreement, to which the Lenders are willing to agree, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.      Definitions.

(a)      General Rule.  Except as expressly set forth herein, all capitalized terms used and not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

(b)      Additional Definition.  The following additional definition shall be added to Article 1 of the Credit Agreement to read in its entirety as follows:

“Eighth Amendment” means the Eighth Amendment to this Agreement dated September __, 2009.

(c)      Amended Definition.  The following definition in Article 1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Termination Date” means the earliest of (a) November 30, 2009, and (b) the date on which the Commitments are terminated in full or permanently reduced to zero pursuant to the terms of this Agreement.

2.      Amendment to Section 2.2 of the Credit Agreement.  Section 2.2 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

Section 2.2                      Reduction of Aggregate Commitment Amount.

(a)           Voluntary Reductions.  The Borrowers may (without premium or penalty), from time to time on any Business Day, voluntarily reduce the amount of the Aggregate Commitment on the Business Day so specified by the Borrowers; provided, however, that all such reductions shall require at least three (3) Business Days’ prior notice to the Agent and be permanent, and any partial reduction of the Aggregate Commitment shall be in a minimum amount of $2,500,000 and in any integral multiple of $500,000 in excess thereof.

(b)           Mandatory Reductions. To the extent not previously reduced pursuant to paragraph (a) above, to or below the following amounts, the Aggregate Commitment shall be automatically and permanently reduced (i) to $142,500,000, on October 15, 2009, and (ii) to $135,000,000, on November 15, 2009.

(c)           Swingline Commitment.  Any optional or mandatory reduction of the Aggregate Commitment pursuant to the terms of this Agreement which reduces the Aggregate Commitment below the Swingline Commitment shall result in an automatic and corresponding reduction of the Swingline Commitment to an amount equal to the Aggregate Commitment, as so reduced, without any further action on the part of the Swingline Lender.

(d)           Pro Rata Reduction of Commitments.  Each Lender’s Revolving Loan Commitment shall be reduced by its Percentage of any reduction of the Aggregate Commitment described in paragraphs (a) and (b) above.

3.      Representations and Warranties.  Each Borrower hereby represents and warrants to the Agent and each Lender that, as to such Borrower:

(a)      Representations.  each of the representations and warranties of such Borrower contained in the Credit Agreement and/or the other Credit Documents are true, accurate and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except to the extent such representation or warranty was made as of a specific date;

(b)      Power and Authority.  (i) such Borrower has the power and authority under the laws of its jurisdiction of organization and under its organizational documents to enter into and perform this Eighth Amendment and any other documents which the Lenders require such Borrower to deliver hereunder (this Eighth Amendment and any such additional documents delivered in connection with the Eighth Amendment are herein referred to as the “Amendment Documents”); and (ii) all actions, corporate or otherwise, necessary or appropriate for the due execution and full performance by the Borrower of this Eighth Amendment have been adopted and taken and, upon their execution, the Credit Agreement, as amended by this Eighth Amendment will constitute the valid and binding obligations of the Borrower enforceable in accordance with their respective terms (except as may be limited by applicable insolvency, bankruptcy, moratorium, reorganization, or other similar laws affecting enforceability of creditors’ rights generally and the availability of equitable remedies);

(c)      No Violations of Law or Agreements.  the making and performance of this Eighth Amendment will not violate any provisions of any law or regulation, federal, state, local, or foreign, or the organizational documents of such Borrower, or result in any breach or violation of, or constitute a default or require the obtaining of any consent under, any agreement or instrument by which such Borrower or its property may be bound;

(d)      No Default.  no Default or Event of Default has occurred and is continuing; and

(e)      No Material Adverse Effect.  no Material Adverse Effect has occurred since September 30, 2008.

4.      Conditions to Effectiveness of Amendment.  This Eighth Amendment shall be effective upon the Agent’s receipt of the following, each in form and substance reasonably satisfactory to the Lenders:

(a)      Eighth Amendment.  this Eighth Amendment, duly executed by the Borrowers and the Lenders;

(b)      Consent and Waivers.  copies of any consents or waivers necessary in order for the Borrowers to comply with or perform any of its covenants, agreements or obligations contained in any agreement, which are required as a result of the Borrowers’ execution of this Eighth Amendment, if any;

(c)      Extension Fees.  each Lender shall have been paid an extension fee by the Borrowers equal to one eighth of one percent (0.125%) of such Lender’s Revolving Loan Commitment;

(d)      Costs and Expenses.  all reasonable costs and expenses of the Agent in connection with the preparation and review of this Eighth Amendment, including, but not limited to, the reasonable fees, expenses and disbursements of counsel to the Agent; and

(e)      Other Documents and Actions.  such additional agreements, instruments, documents, writings and actions as the Lenders may reasonably request.

5.      No Waiver; Ratification.   The execution, delivery and performance of this Eighth Amendment shall not operate as a waiver of any right, power or remedy of the Agent or

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 the Lenders under the Credit Agreement or any Credit Document, or constitute a waiver of any provision thereof.  Except as expressly modified hereby, all terms, conditions and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed by any Borrower.  Nothing contained herein constitutes an agreement or obligation by the Agent or any Lender to grant any further amendments to any of the Credit Documents.

6.      Acknowledgments.  To induce the Lenders to enter into this Eighth Amendment, each Borrower acknowledges, agrees, warrants, and represents that:

(a)      Acknowledgment of Obligations; Collateral; Waiver of Claims. (i) the Credit Documents are valid and enforceable against, and all of the terms and conditions of the Credit Documents are binding on, the Borrowers; (ii) the liens and security interests granted to the Agent by the Borrowers pursuant to the Credit Documents are valid, legal and binding, properly recorded or filed and first priority perfected liens and security interests; and (iii) the Borrowers hereby waive any and all defenses, set-offs and counterclaims which they, whether jointly or severally, may have or claim to have against the Agent or any Lender as of the date hereof; and

(b)      No Waiver of Existing Defaults.  no Default or Event of Default exists immediately before or immediately after giving effect to this Eighth Amendment.  Nothing in this Eighth Amendment nor any communication between the Agent, any Lender, any Borrower or any of their respective officers, agents, employees or representatives shall be deemed to constitute a waiver of (i) any Default or Event of Default arising as a result of the foregoing representation proving to be false or incorrect in any material respect; or (ii) any rights or remedies which the Agent or any Lender has against any Borrower under the Credit Agreement or any other Credit Document and/or applicable law, with respect to any such Default or Event of Default arising as a result of the foregoing representation proving to be false or incorrect in any material respect.

7.      Binding Effect.  This Eighth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8.      Governing Law.  This Eighth Amendment and all rights and obligations of the parties hereunder shall be governed by and be construed and enforced in accordance with the laws of the internal laws of the Commonwealth of Pennsylvania.

9.      Headings.  The headings of the sections of this Eighth Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Eighth Amendment.

10.      Counterparts.  This Eighth Amendment may be executed in any number of counterparts with the same affect as if all of the signatures on such counterparts appeared on one document and each counterpart shall be deemed an original.

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IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to Credit Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

LEAF FINANCIAL CORPORATION

By:	/s/
Name:
Title:

LEAF FUNDING, INC.

By:	/s/
Name:
Title:

Borrowers Signature Page
Seventh Amendment to Credit Agreement

NATIONAL CITY BANK,
as Agent, Swingline Lender and as a Lender

By:	/s/
Name:
Title:

Agent Signature Page
Seventh Amendment to Credit Agreement

HSH NORDBANK AG, NEW YORK BRANCH

By:	/s/
Name
Title

By:	/s/
Name:
Title:

Lender Signature Page
Seventh Amendment to Credit Agreement

SOVEREIGN BANK

By:	/s/
Name:
Title:

Lender Signature Page
Seventh Amendment to Credit Agreement

BANK OF AMERICA, N.A.

By:	/s/
Name:
Title:

Lender Signature Page
Seventh Amendment to Credit Agreement

TD BANK, N.A.

By:	/s/
Name:
Title:

Lender Signature Page
Seventh Amendment to Credit Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/
Name:
Title:

Lender Signature Page
Seventh Amendment to Credit Agreement